Numerex Corp. Contact: Ken Gayron (770) 615-1410

For Immediate Release

Numerex Reports Second Quarter 2017 Financial Results
Cost-Effective Business Model Results in Positive Impact

ATLANTA, GA, August 8, 2017—Numerex Corp (NASDAQ:NMRX), a leading provider of managed enterprise solutions enabling the Internet of Things (IoT), today announced financial results for the second quarter ended June 30, 2017.

“Numerex demonstrated continued improvement in its cost-effective business model in the second quarter of 2017 resulting in a sequential increase in Adjusted EBITDA. The reductions in general and administrative expenses, a more focused R&D initiative and a more balanced sales and marketing effort drove Numerex’s financial results in the second quarter of 2017 and offset the declines in revenues. During the second quarter, the company also continued to advance its product roadmap in its key verticals. Numerex’s return to revenue growth will be tied to the launch of these new products which is targeted for the third quarter of 2017,” commented Kenneth Gayron Interim CEO and CFO.

Q2 of 2017 Comparisons to Q1 of 2017

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Net revenues in Q2 of 2017 were $14.0 million compared to $16.4 million in Q1 of 2017 with the 15% sequential decline primarily due to a decrease in hardware revenue.
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Subscription and Support revenues were $12.7 million in Q2 of 2017 compared to $13.5 million in Q1 of 2017.
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Recurring Revenue as a percentage of Total Revenue of 90.7% in Q2 of 2017 compared to 82.2% in Q1 of 2017.
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Gross Margin of 57.7% on Subscription and Support Revenue in Q2 of 2017 compared to 59.4% in Q1 of 2017.
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Operating Expenses (excluding Impairment of Goodwill and Restructuring Charges) were $8.3 million in Q2 of 2017 compared to $9.8 million in Q1 of 2017.
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Net loss was $3.1 million in Q2 of 2017 compared to a net loss of $4.0 million in Q1 of 2017.
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Adjusted EBITDA in Q2 of 2017 was $1.4 million compared to $0.5 million in Q1 of 2017.

Q2 of 2017 Comparisons to Q2 of 2016

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Net revenues in Q2 of 2017 were $14.0 million compared to $17.6 million in Q2 of 2016.
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Subscription and Support revenues were $12.7 million in Q2 of 2017 compared to $14.8 million in Q2 of 2016.
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Recurring Revenue as a percentage of Total Revenue of 90.7% in Q2 of 2017 compared to 84.1% in Q2 of 2016.
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Gross Margin of 57.7% on Subscription and Support Revenue in Q2 of 2017 compared to 61.4% in Q2 of 2016.
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Operating Expenses (excluding Impairment of Goodwill and Restructuring Charges) were $8.3 million in Q2 of 2017 compared to $11.3 million in Q2 of 2016.
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Net loss was $3.1 million in Q2 of 2017 compared to net loss of $8.3 million in Q2 of 2016.
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Adjusted EBITDA in Q2 of 2017 was $1.4 million compared to $0.6 million in Q2 of 2016.

Financial Metrics

	Three Months Ended
GAAP Measures	June 30,	March 31,	June 30,
($ in millions, except per share data)	2017	2017	2016
Net revenues	$14.0	$16.4	$17.6
Subscription and support revenues	$12.7	$13.5	$14.8
Recurring revenue - subscription and support
revenues as a percentage of total revenue	90.7%	82.2%	84.1%
Gross margin -- subscription and support revenues	57.7%	59.4%	61.4%
Net loss	$(3.1)	$(4.0)	$(8.3)
Basic and diluted (loss) earnings per share	$(0.16)	$(0.21)	$(0.43)

Non-GAAP Measures*

Adjusted EBITDA	$1.4	$0.5	$0.6
Adjusted EBITDA as a percent of total revenue	10.0%	3.3%	3.6%
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* Refer to the section of this press release entitled "Non-GAAP (Adjusted) Financial Measures" for a discussion of these non-GAAP items and a reconciliation to the most comparable GAAP measure.

Quarterly Conference Call
Numerex will not host a conference call for its second quarter of 2017 financial results, consistent with market practice when a transaction is announced. Highlights of the transaction can be found in the press release dated August 3, 2017 on Numerex’s website. Investors may also obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by Numerex and Sierra Wireless with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Numerex with the SEC are available free of charge on Numerex’s website at www.investor.numerex.com or by contacting Numerex’s Investor Relations Department by telephone at 770-615-1410 or by e-mail to kgayron@numerex.com.

About Numerex
Numerex Corp. (NASDAQ:NMRX) is a leading provider of managed enterprise solutions enabling the Internet of Things (IoT). The Company's solutions produce new revenue streams or create operating efficiencies for its customers. Numerex provides its technology and services through its integrated platforms, which are generally sold on a subscription basis. The Company offers a portfolio of managed end-to-end IoT solutions including smart devices, network connectivity and service applications capable of addressing the needs of a wide spectrum of vertical markets and industrial customers. The Company's mission is to empower enterprise operations with world-class, managed IoT solutions that are simple, innovative, scalable, and secure. For additional information, please visit www.numerex.com.

This press release contains, and other statements may contain, forward-looking statements with respect to Numerex future financial or business performance, conditions or strategies and other financial and business matters, including expectations regarding growth trends and activities. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "assume," "strategy," "plan," "outlook," "outcome," "continue," "remain," "trend," and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may," or similar expressions. Numerex cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. These forward-looking statements speak only as of the date of this press release, and Numerex assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements and future results could differ materially from historical performance. The following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: our inability to capture greater recurring subscription revenues; our ability to efficiently utilize cloud computing to expand our services; the risks that a substantial portion of revenues derived from contracts may be terminated at any time; the risks that our strategic suppliers and/ or wireless network operators materially change or disrupt the flow of products or services; variations in quarterly operating results; delays in the development, introduction, integration and marketing of new products and services; customer acceptance of services; economic conditions resulting in decreased demand for our products and services; the risk that our strategic alliances, partnerships and/or wireless network operators will not yield substantial revenues; changes in financial and capital markets and the inability to raise growth capital on favorable terms, if at all; the inability to attain revenue and earnings growth; changes in interest rates; inflation; the introduction, withdrawal, success and timing of business initiatives and strategies; competitive conditions; the inability to realize revenue enhancements; disruption in key supplier relationships and/or related services; our ability to meet financial and operating covenants in or otherwise service our debt, and the extent and timing of technological changes.

© 2017 Numerex Corp. All rights reserved. Numerex, the Numerex logo and all other marks contained herein are trademarks of Numerex Corp. and/or Numerex-affiliated companies. All other marks contained herein are the property of their respective owners.

NUMEREX CORP. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	June 30,
	2017	2017	2016
Net revenues:
Subscription and support revenues	$12,680	$13,470	$14,810
Embedded devices and hardware	1,300	2,915	2,796
Total net revenues	13,980	16,385	17,606
Cost of sales
Subscription and support revenues	5,364	5,464	5,713
Embedded devices and hardware	1,312	3,032	3,314
Gross profit	7,304	7,889	8,579
Operating expenses:
Sales and marketing	2,693	3,142	3,270
General and administrative	2,431	2,945	3,859
Engineering and development	1,704	2,215	2,444
Depreciation and amortization	1,443	1,523	1,677
Impairment of goodwill and other intangible assets	-	-	4,172
Restructuring charges	355	425	1,243
Operating loss	(1,322)	(2,361)	(8,086)
Interest expense	742	621	460
Loss on extinguishment of debt	861	228	-
Other expense (income), net	70	730	(22)
Loss income before income taxes	(2,995)	(3,940)	(8,524)
Income tax expense (benefit)	81	84	(234)
Net loss	$(3,076)	$(4,024)	$(8,290)

Basic and diluted (loss) earnings per share	$(0.16)	$(0.21)	$(0.43)
Weighted average shares outstanding used
in computing diluted loss per share	19,555	19,524	19,449

NUMEREX CORP. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands)
	June 30,	December 31,
	2017	2016
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5,354	$9,285
Restricted cash	221	221
Accounts receivable, less allowance for doubtful accounts of $686 and $767	8,141	9,436
Financing receivables, current	1,606	1,778
Inventory, net of reserves	8,566	9,011
Prepaid expenses and other current assets	1,329	1,421
TOTAL CURRENT ASSETS	25,217	31,152

Financing receivables, less current portion	1,785	2,227
Property and equipment, net of accumulated depreciation
and amortization	5,727	6,022
Software, net of accumulated amortization	5,818	6,530
Other intangible assets, net of accumulated amortization	11,121	11,519
Goodwill	33,554	33,554
Other assets	241	474
TOTAL ASSETS	$83,463	$91,478

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$13,775	$15,894
Accrued expenses and other current liabilities	2,524	3,209
Deferred revenues	1,411	1,882
Current portion of long-term debt, net of debt issuance costs	4,799	1,275
Current obligations under capital lease	309	291
TOTAL CURRENT LIABILITIES	22,818	22,551

Long-term debt, net of debt issuance costs, less current portion	10,266	14,885
Obligations under capital lease, noncurrent	671	797
Deferred tax liabilities, noncurrent	626	468
Other liabilities	1,346	1,512
TOTAL LIABILITIES	35,727	40,213

SHAREHOLDERS’ EQUITY
Preferred stock, no par value; 3,000 authorized; none issued	-	-
Class A common stock, no par value; 30,000 authorized;
21,034 and 20,935 issued; 19,571 and 19,608 outstanding	-	-
Class B common stock, no par value; 5,000 authorized; none issued	-	-
Additional paid-in capital	108,985	105,112
Treasury stock, at cost, 1,463 and 1,327 shares	(5,773)	(5,466)
Accumulated other comprehensive loss	(104)	(110)
Accumulated deficit	(55,372)	(48,271)
TOTAL SHAREHOLDERS' EQUITY	47,736	51,265
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$83,463	$91,478

NUMEREX CORP. AND SUBSIDIARIES
NON-GAAP (ADJUSTED) FINANCIAL MEASURES

Earnings before interest, taxes, depreciation and amortization expenses (EBITDA) and Adjusted EBITDA, which are presented below, are non-GAAP measures and do not purport to be alternatives to operating income as a measure of operating performance. We believe EBITDA and Adjusted EBITDA are useful to and used by investors and other users of the financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across periods.

We believe that:

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EBITDA is widely used by investors to measure a company’s operating performance without regard to items such as interest, income tax, and depreciation and amortization expenses, which can vary substantially from company-to-company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired; and
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Investors commonly adjust EBITDA information to eliminate the effect of equity-based compensation and other unusual or infrequently occurring items which vary widely from company-to-company and impair comparability.

We use EBITDA and Adjusted EBITDA:

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as a measure of operating performance to assist in comparing performance from period-to-period on a consistent basis
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as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and
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in communications with the board of directors, analysts and investors concerning our financial performance.

Although we believe, for the foregoing reasons, that the presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations, the non-GAAP financial measures should only be considered in addition to, and not as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial measures. The non-GAAP financial measures may not be the same non-GAAP measures, and may not be calculated in the same manner, as those used by other companies.

Adjusted EBITDA is calculated by excluding the effect of equity-based compensation and non-operational items from the calculation of EBITDA. Management believes that this measure provides additional relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.

We believe that excluding depreciation and amortization expenses of property, equipment and intangible assets to calculate EBITDA and Adjusted EBITDA provides supplemental information and an alternative presentation that is useful to investors’ understanding of our core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but they are also based on our estimates of remaining useful lives.

Equity-based compensation is an important part of total compensation, especially from the perspective of employees. We believe, however, that supplementing GAAP income from continuing operations by providing income from continuing operations, excluding the effect of equity-based compensation in all periods, is useful to investors because it enables additional and more meaningful period-to-period comparisons.

Restructuring, non-cash and other charges, includes severance, one-time facility costs, inventory reserves, one-time legal costs for transaction related work, and other one-time items. We believe these costs are unusual costs that we do not expect to recur on a regular basis, and consequently, we do not consider these charges as a component of ongoing operations.

EBITDA and Adjusted EBITDA are not measures of liquidity calculated in accordance with GAAP, and should be viewed as a supplement to – not a substitute for – results of operations presented on the basis of GAAP. EBITDA and Adjusted EBITDA do not purport to represent cash flow provided by operating activities as defined by GAAP. Furthermore, EBITDA and Adjusted EBITDA are not necessarily comparable to similarly-titled measures reported by other companies.

NUMEREX CORP. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS TO EBITDA AND ADJUSTED
EBITDA, INCLUDING PER SHARE AMOUNTS

The following table reconciles the specific items excluded from GAAP in the calculation of EBITDA and Adjusted EBITDA for the periods indicated below (in thousands, except per share amounts):

	Three Months Ended
	June 30,	March 31,	June 30,
	2017	2017	2016
EBITDA and Adjusted EBITDA (non-GAAP) (Unaudited)
Net loss	$(3,076)	$(4,024)	$(8,290)
Depreciation and amortization expense	1,835	1,973	2,005
Impairment of goodwill and other intangible assets	-	-	4,172
Interest expense and other non-operating expense, net	1,673	1,579	438
Income tax (benefit) expense	81	84	(234)
EBITDA (non-GAAP)	513	(388)	(1,909)
Equity-based compensation expense	515	231	830
Restructuring, non-cash and other charges	375	693	1,706
Adjusted EBITDA (non-GAAP)	$1,403	$536	$627

Restructuring, non-cash and other charges, includes severance, one-time facility costs, inventory reserves, one-time legal costs for transaction related work, and other one-time items. We believe these costs are unusual costs that we do not expect to recur on a regular basis, and consequently, we do not consider these charges as a component of ongoing operations.

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